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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2005 (June 14, 2005)

                              Bob Evans Farms, Inc.
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             (Exact name of registrant as specified in its charter)

            Delaware                    0-1667                   31-4421866
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  (State or other jurisdiction       (Commission                (IRS Employer
       of incorporation)             File Number)            Identification No.)

   3776 South High Street, Columbus, Ohio                               43207
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  (Address of principal executive offices)                           (Zip Code)

                                 (614) 491-2225
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On June 14, 2005, the Compensation Committee of the Board of Directors of Bob Evans Farms, Inc. (the "Company") took the actions described below.

EXECUTIVE COMPENSATION

      On August 10, 2004, the Compensation Committee established performance goals (e.g., earnings per share, operating income of business units, etc.) for each of its executive officers for the fiscal year ending April 29, 2005 ("Fiscal 2005"). However, the Compensation Committee did not establish specific numeric targets for those performance goals for any of the executive officers, except for Russell W. Bendel, Chief Executive Officer of SWH Corporation d/b/a Mimi's Cafe ("Mimi's Cafe"). Instead, the Compensation Committee discussed the performance of the Company and its executive officers throughout Fiscal 2005 and deferred any decisions regarding the award of stock options, restricted stock, cash bonuses or other awards in respect of Fiscal 2005 performance until the conclusion of Fiscal 2005. At its June 14, 2005 meeting, the Compensation Committee reviewed the Company's Fiscal 2005 performance and made awards of cash bonuses, restricted stock and stock options to the Company's executive officers, including the Company's Chief Executive Officer and its four other most highly compensated executive officers (the "Named Executive Officers").

      CASH BONUSES FOR FISCAL 2005

      The Compensation Committee awarded cash bonuses to its executive officers in respect of Fiscal 2005 performance. The following table sets forth the cash bonuses awarded to the Named Executive Officers in respect of Fiscal 2005 performance:

                        Name and Title                                 Bonus For Fiscal 2005
---------------------------------------------------------------        ---------------------
Stewart K. Owens
     Chairman, Chief Executive Officer, President and Chief
     Operating Officer                                                        $112,340
Donald J. Radkoski
     Chief Financial Officer, Treasurer and Secretary                         $ 47,601
Roger D. Williams
     Executive Vice President - Food Products                                 $113,529
Randall L. Hicks
     Executive Vice President - Restaurant Operations                         $ 29,286
Russell W. Bendel
     Chief Executive Officer, SWH Corporation d/b/a Mimi's Cafe               $ 54,165

      Each of these cash bonuses, except for Mr. Bendel's cash bonus, was determined by the Compensation Committee based on its assessment of the Company's overall Fiscal 2005 performance as well as the achievement of the performance goals established for each of the Named Executive Officers.

      Mr. Bendel joined the Company on July 7, 2004, when the Company acquired Mimi's Cafe. On August 10, 2004, the Compensation Committee adopted an incentive compensation plan for Mr. Bendel with respect to the remainder of Fiscal 2005. Under the terms of that incentive compensation plan, Mr. Bendel was eligible to receive (1) a cash bonus in an amount equal to up to 20% of his 2005 base salary and (2) a combination of incentive stock options and restricted stock with a value equal to a maximum of 112.5% of his Fiscal 2005 base salary based on the achievement of a specified level of operating income of Mimi's Cafe for Fiscal 2005. Based on Mimi's Cafe's operating income for Fiscal 2005, the Compensation

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Committee awarded Mr. Bendel a cash bonus of $54,165, an incentive stock option to acquire 9,846 shares and 9,748 shares of restricted stock. The number of shares subject to the incentive stock option and the number of shares of restricted stock awarded to Mr. Bendel were calculated using the Black Scholes valuation model as well as a vesting discount. The incentive stock option and restricted stock were awarded under the Bob Evans Farms, Inc. First Amended and Restated 1998 Stock Option and Incentive Plan (the "1998 Plan"). Mr. Bendel's incentive stock option will vest over a period of three years and is subject to the other terms and conditions set forth in the form Incentive Stock Option Notice and Agreement under the 1998 Plan which was filed as Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 29, 2004. Mr. Bendel's restricted stock will vest over a period of three years and is subject to the other terms and conditions set forth in the form of Restricted Stock Award Notice and Agreement under the 1998 Plan (attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference) which the Compensation Committee adopted at the June 14, 2005 meeting.

      STOCK OPTION AWARDS FOR FISCAL 2005

      The Compensation Committee awarded each of its executive officers (other than Mr. Bendel who received an incentive stock option and restricted stock as described in the preceding section) a combination of incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") with respect to the Company's Fiscal 2005 performance. Each option was granted under the 1998 Plan and has an exercise price of $23.22 per share, which is the closing price of the Company's common stock on the Nasdaq National Market on June 14, 2005. Copies of the Incentive Stock Option Notice and Agreement and the Nonqualified Stock Option Notice and Agreement used under the 1998 Plan were filed as Exhibits 10.1 and 10.2, respectively, to the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended October 29, 2004. The following table sets forth the ISOs and NQSOs awarded to the Company's Named Executive Officers:

                                            Number of Shares Subject to Options
                                            -----------------------------------
       Name                                 ISOs                          NQSOs
------------------                          -----                        ------
Stewart K. Owens                            4,307                        38,489
Donald J. Radkoski                          4,037                         8,072
Roger D. Williams                           4,307                        10,005
Randall L. Hicks                            3,445                         5,168

      BASE SALARIES FOR FISCAL 2006

      The Compensation Committee approved new base salaries for each of its executive officers for the Company's fiscal year which began on April 30, 2005 ("Fiscal 2006"). Fiscal 2006 base salaries are retroactive to April 30, 2005. The following table sets forth the Fiscal 2006 base salary of each of the Company's Named Executive Officers:

       Name                         Fiscal 2006 Base Salary
------------------                  -----------------------
Stewart K. Owens                           $664,409
Donald J. Radkoski                         $328,445
Roger D. Williams                          $356,068
Randall L. Hicks                           $258,750
Russell W. Bendel                          $344,500

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      PERFORMANCE GOALS FOR FISCAL 2006 CASH BONUSES

      The Compensation Committee established a cash bonus program for its executive officers with respect to Fiscal 2006 performance. The amount of the cash bonus that an executive officer can receive under the cash bonus program is equal to a multiple of the executive officer's Fiscal 2006 base salary (the "Base Salary Multiple"). The amount obtained by multiplying the executive officer's annual base salary by his Base Salary Multiple is the executive officer's "Target Cash Bonus." For Fiscal 2006, the Base Salary Multiples established by the Compensation Committee for the Named Executive Officers range from approximately 30% to 40%. Each executive officer's Target Cash Bonus is at-risk, and the amount of the Target Cash Bonus awarded will be based on the achievement of objective performance goals established by the Compensation Committee as well as the Compensation Committee's subjective assessment of the executive officer's performance. The table below sets forth the objective performance goals established by the Compensation Committee for each Named Executive Officer for Fiscal 2006. The table also sets forth the portion of the cash bonus that will be tied to the achievement of objective performance criteria and portion that will be tied to the Compensation Committee's subjective evaluation of the Named Executive Officer's performance. The amount to be paid to each executive officer based on the achievement of objective performance goals will depend on the extent to which such objective performance goals are achieved. However, no executive officer may receive a total cash bonus in excess of 200% of the amount of his or her Target Cash Bonus.

                                                                                         Weighting of Objective
                                                                                         Performance Goals and
                                                                                         Subjective Assessment
                                                                                        ------------------------
       Name                          Objective Performance Goals                        Objective     Subjective
------------------    ------------------------------------------------------------      ---------     ----------
Stewart K. Owens      Earnings per share                                                     50%           50%

Donald J. Radkoski    Earnings per share                                                     50%           50%

Roger D. Williams     (1) Earnings per share                                             (1) 15%           50%
                      (2) Operating income of  Food Products business unit               (2) 35%

Randall L. Hicks      (1) Earnings per share                                             (1) 15%           50%
                      (2) Operating income of Bob Evans Restaurant business unit         (2) 35%

Russell W. Bendel     Operating income of Mimi's Cafe business unit                          75%           25%

      These cash bonuses would be paid in addition to awards an executive officer may receive under the Company's Performance Incentive Plan for Fiscal 2006 performance.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN AND EXECUTIVE DEFERRAL PLAN

      The Compensation Committee added Mr. Bendel as a participant to the Bob Evans Farms, Inc. and Affiliates Second Amended and Restated Executive Deferral Program as well as the Bob Evans Farms, Inc. and Affiliates 2002 Second Amended and Restated Supplemental Executive Retirement Plan.

DIRECTOR RETIREMENT BENEFIT

      Daniel A. Fronk, a member of the Company's Board of Directors, will retire from the Board at the Company's Annual Meeting of Stockholders scheduled to be held on September 12, 2005. During Mr. Fronk's tenure on the Board, he elected to participate in the Company's health insurance plan. The Company currently pays the employer portion of Mr. Fronk's health insurance premiums. The Company has agreed to make a lump sum cash payment to Mr. Fronk of $94,799, which is equal to a portion of the actuarially

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determined present value of the employer portion of Mr. Fronk's anticipated health insurance premiums after his retirement.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Financial Statements of Business Acquired - Not Applicable

            (b)   Pro Form Financial Information - Not applicable

            (c)   Exhibits:

                  The following exhibits are included pursuant to Item 1.01. Entry into a Material Definitive Agreement of Form 8-K:

                  10.1 Form of Restricted Stock Award Notice and Agreement under the Bob Evans Farms, Inc. First Amended and Restated 1998 Stock Option and Incentive Plan

   [Remainder of page intentionally left blank; signatures on following page.]

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            BOB EVANS FARMS, INC.

Dated:  June 20, 2005       By: /s/ Donald J. Radkoski
                               -------------------------------------------------
                                Donald J. Radkoski
                                Chief Financial Officer, Treasurer and Secretary

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                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                               Dated June 20, 2005

Exhibit No.                               Description
-----------    -----------------------------------------------------------------
  10.1         Form of Restricted Stock Award Notice and Agreement under the Bob
               Evans Farms, Inc. First Amended and Restated 1998 Stock Option and
               Incentive Plan